UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 25, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

              0-25060                                52-1889548
      (Commission File Number)            (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                     68701
(Address of Principal Executive Offices)                    (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On August 25, 2005, upon the recommendation of the Compensation Committee and approval of the Board of Directors, Supertel Hospitality, Inc. entered into new employment agreements with President and Chief Executive Officer Paul Schulte and Chief Financial Officer Don Heimes.

     Each of the agreements provides for an initial term from September 1, 2005 until December 31, 2005, with successive one-year renewal periods. The agreements provide for annual base salaries for Messrs. Schulte and Heimes in the amount of $250,000 and $150,000, respectively, subject in each case to review by the company annually. Each of the agreements provide that the employee will be considered for cash bonuses and option grants on an annual basis. Any such bonus will be based on the recommendation of the Compensation Committee and any such option grant will be made in the sole discretion of the Compensation Committee. Each of the agreements also provide that, in the event the company terminates the agreement without cause, the employee would be entitled to receive his annual base salary for twelve months following termination. The agreements also contain confidentiality and noncompetition covenants.

     The employment agreements for Messrs. Schulte and Heimes are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 10.1 -  Employment  Agreement,  dated as of  September  1, 2005,  by and between Supertel Hospitality, Inc. and Paul Schulte.

Exhibit 10.2 -  Employment  Agreement,  dated as of  September  1, 2005,  by and between Supertel Hospitality, Inc. and Don Heimes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Supertel Hospitality, Inc.


Date:  August 29, 2005            By:  /s/ Donavon A. Heimes
                                     ____________________________
                                     Name:   Donavon A. Heimes
                                     Title:  Chief Financial Officer, Treasurer
                                             and Secretary

                                  EXHIBIT INDEX

Exhibit           Description                                       Page No.

10.1              Employment Agreement, dated as of
                  September 1, 2005, by and between
                  Supertel Hospitality, Inc. and Paul Schulte........

10.2              Employment Agreement, dated as of
                  September 1, 2005, by and between
                  Supertel Hospitality, Inc. and Don Heimes..........